UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01685

Name of Registrant:	Vanguard Morgan Growth Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2016 – March 31, 2017
Item 1: Reports to Shareholders

Semiannual Report | March 31, 2017

Vanguard Morgan™ Growth Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisors’ Report.	6
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	27
Trustees Approve Advisory Arrangements.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Morgan Growth Fund returned more than 9% for the six months ended March 31, 2017. This return was slightly less that of its benchmark, the Russell 3000 Growth Index, but more than the average return of its peer funds.

• The fund seeks long-term capital appreciation using a multimanager approach that provides exposure to a broad universe of large- and mid-capitalization U.S. growth stocks.

• For the period, value stocks outperformed growth stocks; small-cap stocks outpaced large caps; and U.S. stocks beat their counterparts in both developed and emerging markets.

• Eight of the fund’s ten industry sectors produced positive performance for the period.

Information technology, industrials, health care, and materials contributed most to the fund’s relative performance, while consumer discretionary, energy, and real estate detracted most from it.

Total Returns: Six Months Ended March 31, 2017
Total
Returns
Vanguard Morgan Growth Fund
Investor Shares	9.26%
Admiral™ Shares	9.30
Russell 3000 Growth Index	9.94
Multi-Cap Growth Funds Average	8.35
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Morgan Growth Fund	0.38%	0.28%	1.23%

The fund expense ratios shown are from the prospectus dated January 27, 2017, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2017, the fund’s annualized expense ratios were 0.36% for Investor Shares and 0.26% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Multi-Cap Growth Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

For many people, including me, falling interest rates have been the general trend in the bond market throughout our working lives. At the beginning of 1983, the year I graduated from business school, the yield of the benchmark 10-year U.S. Treasury note stood at more than 10%. It was less than 2.5% at the beginning of 2017.

Because bond prices move in the opposite direction from rates, my career happens to have overlapped with the greatest bull market for bonds in history.

It appears that may be changing. And, of course, there’s no shortage of advice about how to prepare for the shift.

Rates may be headed higher (really)

This bond bull market has reminded us time and again just how hard it is to predict when rates will rise or fall and by how much. If you follow bonds, you might recall the markets bracing for a sustained rate increase back in 2010 as the economy pulled out of recession, or again in 2013 when the Federal Reserve said it would start tapering its bond purchases, or again at the end of 2015 when the Fed raised short-term rates for the first time in almost a decade. And yet, prognostications notwithstanding, interest rates remained anchored near historical lows.

That said, rates seem to be on an upswing. With economic activity picking up, wages starting to move higher, and inflation coming off recent lows, the Fed has nudged short-term rates higher twice in recent months and has signaled that further gradual increases are likely through 2018. The perceived pro-growth stance of the new U.S. administration also has played a role in framing a case for higher rates.

Short-term pain, longer-term gain

Bond investors are understandably concerned. If interest rates shoot up, the market value of bonds will drop sharply, with prices falling to bring yields in line with the new, prevailing higher rates. That’s the potential short-term pain. But long-term investors should actually want rates to go up. If you like bonds that pay 2%, you should love bonds that pay 4%, right?

There’s a simple—though imperfect—rule of thumb that helps make clear this point. If the time frame of your investing goal exceeds the time frame of your bond portfolio (a medium-term goal matched with short-term bonds, or a long-term goal paired with bonds not quite as long-term), rising rates will work out in your favor, maybe decidedly so.

Think of it this way: If you have a big cash need in the near future—say, a tuition bill coming due in a few years—and you own bonds that are long-term in nature, this time-frame mismatch could spell trouble if rates rise sharply; you’d be selling bonds that would be worth less. But if you’re saving to retire ten or 15 years down the road and rates are steadily rising, over time you’ll be earning higher and higher yields.

Market Barometer
			Total Returns
		Periods Ended March 31, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.09%	17.43%	13.26%
Russell 2000 Index (Small-caps)	11.52	26.22	12.35
Russell 3000 Index (Broad U.S. market)	10.19	18.07	13.18
FTSE All-World ex US Index (International)	6.74	13.50	4.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.44%	2.34%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.10	0.15	3.24
Citigroup Three-Month U.S. Treasury Bill Index	0.21	0.34	0.10

CPI
Consumer Price Index	0.98%	2.38%	1.23%

Josh Barrickman, our head of fixed income indexing for the Americas, calls it “the virtuous cycle of compounding interest at a higher rate.”

The bottom line is, you can end up better off than if rates haven’t risen because you’re earning more income, which over time more than washes away any price hit.

Beware of short-sighted, short-term moves

This logic can be difficult to grasp, tempting anxious bond investors to make drastic shifts to lessen the immediate pain of rising rates. Unfortunately, such moves can backfire.

Taking shelter in short-term bonds, for example, might seem like a good idea. Their prices generally hold up better than those of longer-term bonds in a rising-rate environment. But they also offer less income.

For example, when the market started worrying about rising rates in 2010, moving into short-term securities—and staying there—would have proved costly. Through 2016, those securities returned roughly half of what the broad U.S. bond market did.

Favoring high-yield bonds is another tack some investors take, expecting higher income to help cushion price declines.

What has driven long-term returns for Vanguard bond funds?

Source: Vanguard.

High-yield securities, however, typically perform best when stocks are rising, making them unlikely to zig when stocks zag.

We saw clear evidence of the correlation between stocks and high-yield bonds in the frantic markets following the United Kingdom’s vote to leave the European Union last year. From June 23 to June 27, both U.S. stocks and U.S. high-yield bonds lost ground. The broad U.S. bond market, meanwhile, climbed 1.2% as investors sought a safe haven.

Your portfolio is more than the sum of its parts

Different assets have different roles to play in a balanced and diversified portfolio. Stocks are valuable because they can produce higher returns over time, while bonds can provide a crucial counterweight to the volatility of stocks.

Perhaps the most important thing to keep in mind about bonds is that although their prices can fluctuate, they remain “fixed income” securities. Barring default, you can be certain of getting income until the bonds mature. It’s that income that drives returns for patient bond investors who resist the urge to jump in and out of the market, as you can see in the accompanying box.

A lot has changed since I first started following the bond market, but the important role that bonds can play in a balanced and diversified portfolio hasn’t.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

April 14, 2017

Advisors’ Report

For the six months ended March 31, 2017, Vanguard Morgan Growth Fund returned 9.26% for Investor Shares and 9.30% for the lower-cost Admiral Shares. Your fund is managed by four independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment. (Please note that the Frontier Capital Management discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.)

On a separate note, we want to congratulate Kathleen McCarragher of Jennison Associates for completing a decade as a portfolio manager of the Morgan Growth Fund earlier this fiscal year. We thank her for serving our shareholders with distinction.

These comments were prepared on

April 13, 2017.

Wellington Management Company llp

Portfolio Manager:

Paul E. Marrkand, CFA,

Senior Managing Director

Our portion of the fund uses traditional methods of stock selection—fundamental research and analysis—to identify mid-and large-capitalization companies that we believe have above-average growth prospects. We seek to build a portfolio that has diversified sources of return with a balance of growth, quality, and valuation attributes.

U.S. equities and other developed-market stocks around the world rose during the period; the S&P 500 Index returned 10.12% and the MSCI World Index returned 8.63%. Fixed income markets fell; the Bloomberg Barclays U.S. Aggregate Bond Index returned –2.18%.

Successes

Sector allocation, a residual of our bottom-up stock selection process, boosted the portfolio’s returns. Specifically, our overweight allocation to information technology and underweight allocation to consumer staples helped relative performance.

Our security selection was strongest in energy and financials; top individual contributors to relative returns included Check Point Software (information technology), Bank of America (financials), and Parker-Hannifin (industrials).

Shortfalls

Security selection detracted from relative performance, primarily in information technology, health care, and consumer staples. Among the largest relative detractors was QUALCOMM (information technology). Our decision to avoid benchmark constituent Walt Disney (consumer discretionary) and our lack of exposure for most of the period to Boeing (industrials) detracted as well.

Our systems show that sector allocation overall aided relative performance. Our overweight allocation to energy, the worst-performing sector in the index, and our underweight allocation to industrials also hurt relative performance.

We remain optimistic about the portfolio’s favorable risk/reward profile. We continue to purchase, at attractive valuations, capital-compounding companies with what we believe to be long-term competitive advantages that can maintain a free cash flow growth rate beyond that of the market. Through this bottom-up process, the portfolio ended the period most overweighted in information technology and most underweighted in consumer discretionary and consumer staples.

Jennison Associates LLC

Portfolio Managers:

Kathleen A. McCarragher,
Managing Director

Blair A. Boyer,
Managing Director

The half year saw gradually improving economic conditions in many major economies, especially the United States, and steady improvement in business sentiment. It also saw post-U.S.-election speculation about the new administration’s policies, which were expected to favor companies that would benefit from a less onerous regulatory environment, lower corporate tax rates, and increased spending on infrastructure and defense.

We conduct rigorous research to determine company, industry, and sector fundamentals and prospects over the intermediate and longer terms. We project how markets, industries, and businesses will evolve over time. With this perspective, we build the portfolio through individual stock selection, based on individual company fundamentals.

Successes

Most information technology holdings made strong gains. Apple’s strength reflects the proliferation of the iOS platform across mobile phone, tablet, and personal computer landscapes as well as the financial power and attractive margins of the company’s hardware products.

Semiconductor maker NVIDIA is leveraging its graphics expertise to offer high-value-added solutions in the gaming, automotive, high-performance computing, and cloud and enterprise markets. Adobe Systems, best known for its Photoshop photo-editing tool and PDF and Flash platforms, benefited as customers transitioned from perpetual license agreements to subscriptions.

In consumer discretionary, Netflix’s strong subscriber growth reflected the appeal of the company’s original programming. We believe increasing pricing power, international expansion, and scale advantage have strengthened the company’s long-term competitive positioning. Hotel operator Marriott is benefiting from increased demand and limited supply growth in the United States, which should lead to accelerating revenue and operating income growth.

Shortfalls

Health care holding Bristol-Myers Squibb declined on setbacks in its immuno-oncology clinical program. Many other health care stocks were affected by concerns about drug pricing. Companies that sell innovative, high-priced drugs sold off, including BioMarin Pharmaceutical (neurometabolic degenerative diseases) and Alexion Pharmaceuticals (blood and metabolic disorders, autoimmune and inflammatory diseases).

QUALCOMM, which makes cell phone chips, fell on antitrust litigation. Palo Alto Networks, a network and enterprise security company, declined on indications of slowing revenue growth.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Anatoly Shtekhman, CFA

Binbin Guo, Principal, Head of Equity

Research and Portfolio Strategies

The period began on an optimistic note, with the U.S. economy picking up steam. The results of the U.S. presidential election helped fuel a shift toward riskier assets as investors anticipated more infrastructure spending, greater deregulation, and possible tax-code changes from the Trump Administration. Against this backdrop, stocks surged during the six-month period; the broad U.S. equity market (as measured by the Russell 3000 Index) returned 10.19%.

Although it’s important to understand how overall performance is affected by such macro factors, our approach to investing focuses on specific fundamentals—not technical analysis of stock price movements. We believe that attractive stocks exhibit five key characteristics: 1) high quality—healthy balance sheets and steady cash-flow generation; 2) effective use of capital—sound investment policies that favor internal over external funding; 3) consistent earnings growth—ability to grow earnings year after year; 4) strong market sentiment—market confirmation of our view; and 5) reasonable valuation—we strive to avoid overpriced stocks.

Using these five themes, we generate a composite rank for all the stocks in our universe each day. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to our benchmark).

For the period, our valuation, quality, and sentiment models contributed positively to performance, but our management decisions and growth models did not perform as expected. Our strongest sector results were in information technology, industrials, and materials. Our weakest results were in energy, real estate, and consumer discretionary.

At the stock level, the largest contributions came from overweight positions in Advanced Micro Devices, Alaska Air, United Rentals, Steel Dynamics, and United Therapeutics Corporation. Overweight positions in Southwestern Energy, Nutanix, Hertz Global Holdings, Brixmor Property Group, and Tyson Foods detracted.

Frontier Capital Management Co., LLC

Portfolio Managers:

Stephen M. Knightly, CFA, President

Christopher J. Scarpa, Vice President

Investment environment

Equities achieved solid gains prompted by improved economic readings and renewed optimism, in the wake of the U.S. election,

that political factions were coalescing to push more substantial fiscal policy action at a time of exhausted monetary policy.

Successes

Strong stock selection, along with sector allocation, helped the portfolio turn in positive results in eight of the nine Russell sectors. Positive stock selection in materials and processing, health care, and producer durables contributed most to performance.

In materials and processing, investments in aggregates suppliers such as Eagle Materials benefited from anticipated executive priorities under President Trump. In health care, promising advances made by biotech companies such as Incyte aided performance. And in producer durables, strong earnings from both HD Supply Holdings and Waste Connections helped returns.

Shortfalls

Setbacks were well-managed and their effects were limited. Energy was the only sector in the portfolio to post negative results, as renewed weakness in oil prices hurt exploration companies such as Carrizo Oil & Gas.

Vanguard Morgan Growth Fund Investment Advisors
	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	47	5,422	Uses traditional methods of stock selection—
Company LLP			fundamental research and analysis—to identify
			companies that it believes have above-average growth
			prospects. Research focuses on mid- and large-cap
			companies, evaluating and ranking each stock on a
			consistent set of growth, quality, and valuation criteria.
			We seek to build a portfolio with diversified sources of
			return with a balance of growth, quality, and valuation
			attributes.
Jennison Associates LLC	22	2,528	Uses a research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Vanguard Quantitative Equity	15	1,709	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Frontier Capital Management Co.,	15	1,696	Uses a research-driven, fundamental investment
LLC			approach that seeks companies with above-average
			growth prospects, reasonable valuations, and
			competitive advantages.
Cash Investments	1	199	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor also may maintain a modest cash
			position.

Morgan Growth Fund

Fund Profile
As of March 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMRGX	VMRAX
Expense Ratio[1]	0.38%	0.28%
30-Day SEC Yield	0.81%	0.91%

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	292	1,766	3,813
Median Market Cap	$63.3B	$73.5B	$58.2B
Price/Earnings Ratio	27.6x	26.0x	25.4x
Price/Book Ratio	4.5x	5.8x	3.0x
Return on Equity	19.4%	21.5%	16.3%
Earnings Growth Rate	10.2%	11.3%	7.3%
Dividend Yield	1.1%	1.5%	1.9%
Foreign Holdings	5.0%	0.0%	0.0%
Turnover Rate
(Annualized)	51%	—	—
Short-Term Reserves	0.3%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	17.4%	20.5%	12.7%
Consumer Staples	3.0	8.7	8.3
Energy	3.5	0.6	6.2
Financials	6.5	3.0	14.8
Health Care	14.2	16.3	13.3
Industrials	9.5	11.1	10.7
Information
Technology	42.3	32.1	21.2
Materials	2.7	3.7	3.4
Real Estate	0.7	2.9	4.1
Telecommunication
Services	0.2	1.0	2.1
Utilities	0.0	0.1	3.2

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.98	0.90
Beta	1.01	1.01

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	5.8%
Alphabet Inc.	Internet Software &
	Services	4.7
Microsoft Corp.	Systems Software	3.4
Amazon.com Inc.	Internet & Direct
	Marketing Retail	3.1
Facebook Inc.	Internet Software &
	Services	3.0
Visa Inc.	Data Processing &
	Outsourced Services	1.8
Priceline Group Inc.	Internet & Direct
	Marketing Retail	1.3
Alibaba Group Holding	Internet Software &
Ltd.	Services	1.3
Home Depot Inc.	Home Improvement
	Retail	1.3
Oracle Corp.	Systems Software	1.3
Top Ten		27.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2017, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2017, the annualized expense ratios were 0.36% for Investor Shares and 0.26% for Admiral Shares.

Morgan Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2006, Through March 31, 2017

Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/31/1968	15.03%	12.09%	7.68%
Admiral Shares	5/14/2001	15.13	12.23	7.83

See Financial Highlights for dividend and capital gains information.

Morgan Growth Fund

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.1%)[1]
Consumer Discretionary (17.0%)
*	Amazon.com Inc.	409,877	363,372
*	Priceline Group Inc.	84,267	149,993
	Home Depot Inc.	998,181	146,563
	Comcast Corp. Class A	3,607,519	135,607
*	Netflix Inc.	888,320	131,303
	Ross Stores Inc.	1,295,165	85,312
	adidas AG	343,526	65,350
	NIKE Inc. Class B	1,063,172	59,251
	TJX Cos. Inc.	726,108	57,421
	Marriott International Inc.
	Class A	593,119	55,860
	Industria de Diseno Textil
	SA ADR	3,112,999	54,711
*,^	Tesla Inc.	173,489	48,282
	Scripps Networks
	Interactive Inc. Class A	565,980	44,356
	Expedia Inc.	321,595	40,576
*	Charter Communications
	Inc. Class A	118,400	38,755
	Las Vegas Sands Corp.	635,710	36,280
*	Discovery Communications
	Inc. Class A	1,219,336	35,470
	Aramark	932,344	34,376
	Viacom Inc. Class B	728,246	33,951
*	Ulta Beauty Inc.	94,692	27,009
*	O’Reilly Automotive Inc.	99,049	26,727
	Brunswick Corp.	404,267	24,741
	Dollar General Corp.	316,541	22,072
*	LKQ Corp.	680,370	19,914
	MGM Resorts International	681,299	18,668
	Walt Disney Co.	157,932	17,908
*	Dollar Tree Inc.	176,983	13,886
*	IMAX Corp.	332,632	11,309
^	Sirius XM Holdings Inc.	2,067,019	10,645
	Nordstrom Inc.	220,916	10,288
*	Liberty Global plc Class A	282,539	10,135
	Foot Locker Inc.	129,084	9,657

	Texas Roadhouse Inc.
	Class A	215,794	9,609
	Carnival Corp.	161,794	9,531
*	Bright Horizons Family
	Solutions Inc.	130,559	9,464
	Wyndham Worldwide Corp.	111,682	9,414
*	Liberty Media Corp-Liberty
	SiriusXM Class A	235,967	9,184
	H&R Block Inc.	371,649	8,641
	Lowe’s Cos. Inc.	100,587	8,269
	DR Horton Inc.	243,257	8,103
	Lear Corp.	56,770	8,037
*	Michael Kors Holdings Ltd.	209,866	7,998
	PVH Corp.	69,483	7,189
	Royal Caribbean Cruises
	Ltd.	66,484	6,523
	Omnicom Group Inc.	64,435	5,555
	Starbucks Corp.	78,850	4,604
	Domino’s Pizza Inc.	24,262	4,471
	Whirlpool Corp.	25,826	4,425
	Liberty Global plc	74,738	2,619
*	Liberty Media Corp-Liberty
	SiriusXM Class C	51,985	2,016
	Discovery Communications
	Inc.	31,217	884
			1,966,284
Consumer Staples (2.8%)
	PepsiCo Inc.	1,070,760	119,775
	Costco Wholesale Corp.	378,533	63,476
	Walgreens Boots Alliance
	Inc.	246,716	20,490
	Kraft Heinz Co.	174,882	15,881
	CVS Health Corp.	181,306	14,233
	Colgate-Palmolive Co.	189,775	13,890
	Altria Group Inc.	185,095	13,219
	Tyson Foods Inc. Class A	188,610	11,639
*	Blue Buffalo Pet Products
	Inc.	393,041	9,040
	Brown-Forman Corp.
	Class B	195,650	9,035

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
*	Monster Beverage Corp.	187,343	8,650
	Ingredion Inc.	59,792	7,201
^	Pilgrim’s Pride Corp.	274,356	6,174
	Kimberly-Clark Corp.	44,413	5,846
	Mondelez International Inc.
	Class A	62,686	2,700
			321,249
Energy (3.5%)
	Schlumberger Ltd.	688,597	53,779
	Pioneer Natural Resources
	Co.	280,157	52,174
	Chevron Corp.	485,232	52,099
	Baker Hughes Inc.	863,137	51,633
	BP plc ADR	1,429,784	49,356
*	Concho Resources Inc.	298,644	38,328
	EOG Resources Inc.	214,266	20,902
*	Carrizo Oil & Gas Inc.	444,524	12,740
	Devon Energy Corp.	286,912	11,970
*,^	Chesapeake Energy Corp.	1,808,847	10,745
*	Newfield Exploration Co.	283,320	10,457
	Cimarex Energy Co.	81,330	9,718
*	Southwestern Energy Co.	1,183,594	9,670
*	Energen Corp.	175,384	9,548
	Apache Corp.	74,195	3,813
	Halliburton Co.	16,914	832
			397,764
Financials (6.4%)
	Bank of America Corp.	2,609,043	61,547
	Goldman Sachs Group Inc.	250,404	57,523
	Intercontinental Exchange
	Inc.	957,596	57,331
	American International
	Group Inc.	861,754	53,799
	Citigroup Inc.	879,127	52,589
	American Express Co.	642,121	50,798
	JPMorgan Chase & Co.	563,469	49,495
	Morgan Stanley	1,089,584	46,678
	MetLife Inc.	621,474	32,826
	Raymond James Financial
	Inc.	417,501	31,839
	Aon plc	255,272	30,298
	Nasdaq Inc.	361,023	25,073
*	Berkshire Hathaway Inc.
	Class B	138,928	23,157
*	Signature Bank	154,470	22,922
*	E*TRADE Financial Corp.	634,388	22,134
	Willis Towers Watson plc	143,869	18,831
	FactSet Research Systems
	Inc.	103,326	17,040
	S&P Global Inc.	111,603	14,591
	Marsh & McLennan Cos.
	Inc.	191,455	14,147
	Moody’s Corp.	107,439	12,037
	Webster Financial Corp.	224,468	11,232

	MSCI Inc. Class A	112,715	10,955
	SEI Investments Co.	162,123	8,177
	Popular Inc.	178,265	7,261
	Ameriprise Financial Inc.	45,257	5,869
			738,149
Health Care (13.9%)
	Amgen Inc.	829,499	136,096
	Bristol-Myers Squibb Co. 2,399,362		130,477
*	Celgene Corp.	846,452	105,324
	Allergan plc	366,137	87,477
*	BioMarin Pharmaceutical
	Inc.	893,405	78,423
	Aetna Inc.	504,138	64,303
	Gilead Sciences Inc.	913,453	62,042
*	Alexion Pharmaceuticals
	Inc.	489,846	59,389
	Johnson & Johnson	437,260	54,461
*	Illumina Inc.	314,654	53,693
	CR Bard Inc.	208,436	51,805
	Anthem Inc.	294,279	48,668
*	HCA Holdings Inc.	532,004	47,343
	Cardinal Health Inc.	547,652	44,661
	Shire plc ADR	248,266	43,255
	Merck & Co. Inc.	667,450	42,410
	Danaher Corp.	493,601	42,218
	Cooper Cos. Inc.	209,018	41,781
*	Incyte Corp.	298,498	39,900
	UnitedHealth Group Inc.	198,554	32,565
	Zoetis Inc.	607,032	32,397
*	ICON plc	307,414	24,507
*	Varian Medical Systems
	Inc.	220,066	20,055
*	Align Technology Inc.	161,403	18,515
	Teleflex Inc.	87,009	16,856
	AbbVie Inc.	253,935	16,546
*	QIAGEN NV	566,561	16,413
*	Express Scripts Holding Co.	224,421	14,792
*	Edwards Lifesciences Corp.	154,149	14,501
	STERIS plc	202,771	14,084
	Eli Lilly & Co.	165,266	13,901
	McKesson Corp.	93,289	13,831
*	Boston Scientific Corp.	551,200	13,708
	Medtronic plc	167,201	13,470
	Baxter International Inc.	237,071	12,294
	Acadia Healthcare Co. Inc.	273,180	11,911
*	IDEXX Laboratories Inc.	73,586	11,377
*	PAREXEL International
	Corp.	175,287	11,062
*	Alkermes plc	188,371	11,020
*	Quintiles IMS Holdings Inc.	131,945	10,626
*	Mettler-Toledo
	International Inc.	21,701	10,393
*	Medicines Co.	93,078	4,551
*	DexCom Inc.	48,025	4,069

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
	AmerisourceBergen Corp.
	Class A	45,813	4,054
*	Biogen Inc.	13,161	3,598
	Abbott Laboratories	54,301	2,411
	Agilent Technologies Inc.	22,759	1,203
	Thermo Fisher Scientific
	Inc.	5,825	895
			1,609,331
Industrials (9.3%)
	Parker-Hannifin Corp.	603,006	96,674
	Boeing Co.	460,861	81,508
	Honeywell International
	Inc.	494,315	61,725
*	IHS Markit Ltd.	1,393,919	58,475
	Rockwell Automation Inc.	357,331	55,640
	Cummins Inc.	334,987	50,650
	TransDigm Group Inc.	226,851	49,943
	Caterpillar Inc.	464,500	43,087
	Equifax Inc.	304,715	41,667
	Cintas Corp.	301,399	38,139
	CH Robinson Worldwide
	Inc.	483,701	37,385
	Dover Corp.	443,717	35,653
	CSX Corp.	663,306	30,877
	Waste Connections Inc.	349,127	30,800
	Emerson Electric Co.	474,562	28,407
	Experian plc	1,265,018	25,808
	Fortive Corp.	427,775	25,761
	KAR Auction Services Inc.	529,934	23,142
*	HD Supply Holdings Inc.	550,278	22,630
*	United Continental
	Holdings Inc.	293,111	20,705
*	Beacon Roofing Supply Inc.	413,977	20,351
	Lockheed Martin Corp.	73,251	19,602
	AO Smith Corp.	343,034	17,550
	Union Pacific Corp.	160,300	16,979
	Woodward Inc.	218,478	14,839
	Northrop Grumman Corp.	61,902	14,723
	JB Hunt Transport Services
	Inc.	143,519	13,166
*	United Rentals Inc.	87,908	10,993
	Huntington Ingalls
	Industries Inc.	52,487	10,510
	Spirit AeroSystems
	Holdings Inc. Class A	175,384	10,158
	Owens Corning	156,129	9,582
	Delta Air Lines Inc.	185,676	8,534
*	JetBlue Airways Corp.	399,572	8,235
	Waste Management Inc.	107,320	7,826
*	Verisk Analytics Inc.
	Class A	87,457	7,096
	Wabtec Corp.	89,353	6,969
	3M Co.	28,272	5,409
	Quanta Services Inc.	140,148	5,201

	TransUnion	83,587	3,206
	United Parcel Service Inc.
	Class B	27,173	2,916
	Southwest Airlines Co.	17,912	963
			1,073,484
Information Technology (41.7%)
	Apple Inc.	4,638,199	666,324
*	Alphabet Inc. Class C	500,350	415,070
	Microsoft Corp.	5,931,959	390,679
*	Facebook Inc. Class A	2,451,306	348,208
	Visa Inc. Class A	2,366,360	210,298
*	Alibaba Group Holding
	Ltd. ADR	1,368,248	147,538
	Oracle Corp.	3,259,621	145,412
*	Alphabet Inc. Class A	145,962	123,747
	Mastercard Inc. Class A	1,034,983	116,405
*	Electronic Arts Inc.	1,026,955	91,933
	Texas Instruments Inc.	1,109,134	89,352
*	Check Point Software
	Technologies Ltd.	818,151	83,991
	NVIDIA Corp.	718,698	78,288
*	salesforce.com Inc.	887,613	73,219
*	Vantiv Inc. Class A	1,135,957	72,838
	Tencent Holdings Ltd.	2,434,196	70,128
	Global Payments Inc.	864,393	69,739
*	eBay Inc.	2,049,773	68,811
*	Adobe Systems Inc.	528,231	68,739
*	PayPal Holdings Inc.	1,570,639	67,569
	Maxim Integrated
	Products Inc.	1,496,794	67,296
*	F5 Networks Inc.	447,726	63,832
	Applied Materials Inc.	1,639,107	63,761
	Alliance Data Systems
	Corp.	244,026	60,762
	Analog Devices Inc.	731,307	59,931
	QUALCOMM Inc.	1,008,234	57,812
*	Red Hat Inc.	594,423	51,418
	Cisco Systems Inc.	1,474,840	49,850
*	Gartner Inc.	454,706	49,104
	Activision Blizzard Inc.	974,056	48,566
	CDK Global Inc.	746,376	48,522
	Jack Henry & Associates
	Inc.	520,753	48,482
*	Workday Inc. Class A	571,006	47,553
*	Cadence Design Systems
	Inc.	1,358,300	42,651
*	Yandex NV Class A	1,731,018	37,961
*	Euronet Worldwide Inc.	425,760	36,411
	Xilinx Inc.	606,753	35,125
	Intuit Inc.	284,814	33,036
	Paychex Inc.	547,917	32,272
	Lam Research Corp.	234,380	30,085
*	Fiserv Inc.	248,531	28,658

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
*	Advanced Micro Devices
	Inc.	1,913,355	27,839
*	Qorvo Inc.	398,047	27,290
*	Splunk Inc.	436,570	27,194
	Computer Sciences Corp.	361,877	24,973
	Amdocs Ltd.	406,749	24,808
	Universal Display Corp.	287,383	24,744
	SS&C Technologies
	Holdings Inc.	650,095	23,013
*	Palo Alto Networks Inc.	196,793	22,175
	Accenture plc Class A	169,048	20,265
	NetApp Inc.	474,339	19,851
*	Cirrus Logic Inc.	314,451	19,084
	Amphenol Corp. Class A	230,512	16,406
*	Integrated Device
	Technology Inc.	642,367	15,205
	Conduent Inc.	700,003	11,746
	Genpact Ltd.	460,594	11,404
*	Flex Ltd.	661,195	11,108
	CDW Corp.	184,292	10,635
*,^	VMware Inc. Class A	115,200	10,614
*	Synopsys Inc.	141,930	10,237
*	Fortinet Inc.	263,788	10,116
*	First Data Corp. Class A	639,721	9,916
*	Teradata Corp.	302,291	9,407
*,^	Nutanix Inc.	389,376	7,309
	LogMeIn Inc.	68,142	6,644
^	Snap Inc.	237,000	5,340
	MercadoLibre Inc.	24,746	5,233
*	GoDaddy Inc. Class A	129,471	4,907
*	Micron Technology Inc.	143,633	4,151
	Broadcom Ltd.	18,540	4,059
*	Zillow Group Inc. Class A	58,823	1,989
			4,819,038
Materials (2.6%)
^	Rio Tinto plc ADR	1,532,277	62,333
	Nucor Corp.	896,388	53,532
	Martin Marietta Materials
	Inc.	99,304	21,673
	Eagle Materials Inc.	220,775	21,446
*	Cliffs Natural Resources
	Inc.	2,506,522	20,579
	Vulcan Materials Co.	164,347	19,801
*	Berry Plastics Group Inc.	388,666	18,878
	Sherwin-Williams Co.	56,115	17,406
	FMC Corp.	244,074	16,985
	Ball Corp.	182,254	13,534
	Steel Dynamics Inc.	245,298	8,527
*	Crown Holdings Inc.	147,198	7,794
	CF Industries Holdings Inc.	249,540	7,324
^	Valvoline Inc.	291,859	7,165
*	Freeport-McMoRan Inc.	490,051	6,547
			303,524

Other (1.0%)
2	Vanguard Growth ETF	974,900	118,606

Real Estate (0.7%)
*	SBA Communications
	Corp. Class A	205,934	24,788
	Prologis Inc.	251,193	13,032
	Crown Castle International
	Corp.	111,303	10,513
*	CBRE Group Inc. Class A	265,683	9,243
*	Uniti Group Inc.	331,786	8,577
	Brixmor Property Group
	Inc.	374,878	8,045
	Alexandria Real Estate
	Equities Inc.	8,760	968
			75,166
Telecommunication Services (0.2%)
	Cogent Communications
	Holdings Inc.	305,401	13,148
*	Sprint Corp.	768,259	6,668
*	T-Mobile US Inc.	28,240	1,824
			21,640
Total Common Stocks
(Cost $7,875,069)			11,444,235
Temporary Cash Investments (1.7%)[1]
Money Market Fund (1.6%)
[3,4]	Vanguard Market Liquidity
	Fund, 0.965%	1,900,603	190,098

		Face
		Amount
		($000)
Repurchase Agreement (0.1%)
	Bank of America Securities,
	LLC 0.800%, 4/3/17
	(Dated 3/31/17,
	Repurchase Value
	$5,800,000, collateralized
	by Government National
	Mortgage Assn. 3.500%,
	2/20/47, with a value of
	$5,916,000)	5,800	5,800

U.S. Government and Agency Obligations (0.0%)
5	United States Treasury Bill,
	0.454%, 4/20/17	2,100	2,099
5	United States Treasury Bill,
	0.501%, 5/4/17	1,100	1,100
5	United States Treasury Bill,
	0.741%, 6/8/17	400	400
5	United States Treasury Bill,
	0.751%–0.761%, 6/22/17	400	399

Morgan Growth Fund

	Face	Market
	Amount	Value•
	($000)	($000)
5 United States Treasury Bill,
0.593%, 7/13/17	200	200
5 United States Treasury Bill,
0.602%, 7/20/17	750	748
United States Treasury Bill,
0.647%, 8/10/17	300	299
		5,245
Total Temporary Cash Investments
(Cost $201,121)		201,143
Total Investments (100.8%)
(Cost $8,076,190)		11,645,378

		Amount
		($000)
Other Assets and Liabilities (-0.8%)
Other Assets
Investment in Vanguard		799
Receivables for Investment Securities Sold 47,604
Receivables for Accrued Income		6,163
Receivables for Capital Shares Issued		5,687
Other Assets		1,249
Total Other Assets		61,502
Liabilities
Payables for Investment Securities
Purchased		(44,013)
Collateral for Securities on Loan		(80,355)
Payable for Capital Shares Redeemed		(3,795)
Payables to Investment Advisor		(4,021)
Payables to Vanguard		(20,145)
Other Liabilities		(565)
Total Liabilities		(152,894)
Net Assets (100%)		11,553,986

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	7,618,234
Undistributed Net Investment Income	7,309
Accumulated Net Realized Gains	359,665
Unrealized Appreciation (Depreciation)
Investment Securities	3,569,188
Futures Contracts	(410)
Net Assets	11,553,986

Investor Shares—Net Assets
Applicable to 148,160,800 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,945,658
Net Asset Value Per Share—
Investor Shares	$26.63

Admiral Shares—Net Assets
Applicable to 92,222,025 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,608,328
Net Asset Value Per Share—
Admiral Shares	$82.50

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $76,738,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 1.0%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $80,355,000 of collateral received for securities on loan.
5 Securities with a value of $3,696,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Dividends[1,2]	71,921
Interest[2]	436
Securities Lending—Net	741
Total Income	73,098
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,589
Performance Adjustment	(832)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,996
Management and Administrative—Admiral Shares	3,998
Marketing and Distribution—Investor Shares	341
Marketing and Distribution—Admiral Shares	274
Custodian Fees	49
Shareholders’ Reports—Investor Shares	61
Shareholders’ Reports—Admiral Shares	24
Trustees’ Fees and Expenses	13
Total Expenses	16,513
Expenses Paid Indirectly	(189)
Net Expenses	16,324
Net Investment Income	56,774
Realized Net Gain (Loss)
Investment Securities Sold[2]	468,151
Futures Contracts	5,532
Realized Net Gain (Loss)	473,683
Change in Unrealized Appreciation (Depreciation)
Investment Securities	464,091
Futures Contracts	(673)
Change in Unrealized Appreciation (Depreciation)	463,418
Net Increase (Decrease) in Net Assets Resulting from Operations	993,875

1 Dividends are net of foreign withholding taxes of $104,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $884,000, $411,000, and $4,468,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	56,774	98,177
Realized Net Gain (Loss)	473,683	497,232
Change in Unrealized Appreciation (Depreciation)	463,418	515,933
Net Increase (Decrease) in Net Assets Resulting from Operations	993,875	1,111,342
Distributions
Net Investment Income
Investor Shares	(31,763)	(28,118)
Admiral Shares	(63,618)	(58,129)
Realized Capital Gain[1]
Investor Shares	(179,416)	(316,049)
Admiral Shares	(317,116)	(539,822)
Total Distributions	(591,913)	(942,118)
Capital Share Transactions
Investor Shares	(258,209)	(81,629)
Admiral Shares	224,960	214,073
Net Increase (Decrease) from Capital Share Transactions	(33,249)	132,444
Total Increase (Decrease)	368,713	301,668
Net Assets
Beginning of Period	11,185,273	10,883,605
End of Period[2]	11,553,986	11,185,273

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $6,527,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,309,000 and $45,916,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$25.74	$25.29	$27.07	$24.26	$20.31	$16.06
Investment Operations
Net Investment Income	.127	.207	.219	.187	.230	.141
Net Realized and Unrealized Gain (Loss)
on Investments	2.146	2.385	1.017	3.785	3.925	4.209
Total from Investment Operations	2.273	2.592	1.236	3.972	4.155	4.350
Distributions
Dividends from Net Investment Income	(. 208)	(.175)	(.191)	(.172)	(. 205)	(.100)
Distributions from Realized Capital Gains	(1.175)	(1.967)	(2.825)	(.990)	—	—
Total Distributions	(1.383)	(2.142)	(3.016)	(1.162)	(.205)	(.100)
Net Asset Value, End of Period	$26.63	$25.74	$25.29	$27.07	$24.26	$20.31

Total Return[1]	9.26%	10.48%	4.76%	16.85%	20.69%	27.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,946	$4,063	$4,077	$4,580	$4,922	$5,283
Ratio of Total Expenses to
Average Net Assets[2]	0.36%	0.38%	0.40%	0.40%	0.39%	0.40%
Ratio of Net Investment Income to
Average Net Assets	0.96%	0.81%	0.80%	0.72%	1.06%	0.74%
Portfolio Turnover Rate	51%	51%	41%	52%	53%	49%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.01%, (0.01%), (0.04%), (0.05%), and (0.04%).

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$79.80	$78.42	$83.97	$75.26	$63.02	$49.84
Investment Operations
Net Investment Income	. 439.726		. 804.719		. 831	. 535
Net Realized and Unrealized Gain (Loss)
on Investments	6.630	7.402	3.123	11.722	12.144	13.036
Total from Investment Operations	7.069	8.128	3.927	12.441	12.975	13.571
Distributions
Dividends from Net Investment Income	(.730)	(. 656)	(.727)	(. 664)	(.735)	(. 391)
Distributions from Realized Capital Gains	(3.639)	(6.092)	(8.750)	(3.067)	—	—
Total Distributions	(4.369)	(6.748)	(9.477)	(3.731)	(.735)	(.391)
Net Asset Value, End of Period	$82.50	$79.80	$78.42	$83.97	$75.26	$63.02

Total Return[1]	9.30%	10.60%	4.88%	17.03%	20.86%	27.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,608	$7,122	$6,806	$6,250	$5,019	$3,725
Ratio of Total Expenses to
Average Net Assets[2]	0.26%	0.28%	0.27%	0.26%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.06%	0.91%	0.93%	0.86%	1.20%	0.88%
Portfolio Turnover Rate	51%	51%	41%	52%	53%	49%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.01%, (0.01%), (0.04%), (0.05%), and (0.04%).

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Notes to Financial Statements

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Morgan Growth Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

Morgan Growth Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Management Company LLP, Jennison Associates LLC, and Frontier Capital Management Co., LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the Russell 3000 Growth Index for the preceding three years. The basic fee of Jennison Associates LLC is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of Frontier Capital Management Co., LLC, is subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $468,000 for the six months ended March 31, 2017.

For the six months ended March 31, 2017, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.15% of the fund’s average net assets, before a decrease of $832,000 (0.02%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board

Morgan Growth Fund

of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2017, the fund had contributed to Vanguard capital in the amount of $799,000, representing 0.01% of the fund’s net assets and 0.32% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2017, these arrangements reduced the fund’s expenses by $189,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2017, based on the inputs used to value them

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	11,282,949	161,286	—
Temporary Cash Investments	190,098	11,045	—
Futures Contracts—Liabilities[1]	(190)	—	—
Total	11,472,857	172,331	—
1 Represents variation margin on the last day of the reporting period.

F. At March 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2017	704	83,044	(410)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Morgan Growth Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $8,076,190,000. Net unrealized appreciation of investment securities for tax purposes was $3,569,188,000, consisting of unrealized gains of $3,644,218,000 on securities that had risen in value since their purchase and $75,030,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended March 31, 2017, the fund purchased $2,785,346,000 of investment securities and sold $3,322,919,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	March 31, 2017		September 30, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	157,816	6,130	442,809	17,724
Issued in Lieu of Cash Distributions	207,382	8,416	338,254	13,492
Redeemed	(623,407)	(24,210)	(862,692)	(34,608)
Net Increase (Decrease)—Investor Shares	(258,209)	(9,664)	(81,629)	(3,392)
Admiral Shares
Issued	500,251	6,275	992,705	12,715
Issued in Lieu of Cash Distributions	352,218	4,614	554,245	7,138
Redeemed	(627,509)	(7,921)	(1,332,877)	(17,390)
Net Increase (Decrease)—Admiral Shares	224,960	2,968	214,073	2,463

J. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Morgan Growth Fund	9/30/2016	3/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,092.64	$1.88
Admiral Shares	1,000.00	1,093.01	1.36
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.14	$1.82
Admiral Shares	1,000.00	1,023.64	1.31

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.36% for Investor Shares and 0.26% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Morgan Growth Fund has renewed the fund’s investment advisory arrangements with Frontier Capital Management Co., LLC (Frontier), Jennison Associates LLC (Jennison), Wellington Management Company LLP (Wellington Management), and The Vanguard Group, Inc. (Vanguard)—through its Quantitative Equity Group. The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following:

Frontier. Founded in 1980, Frontier employs a fundamental, research-intensive investment approach focused on small- and mid-sized companies. The firm’s bottom-up, collaborative investment approach seeks to identify companies with a combination of superior growth potential and attractive valuation. Frontier’s investment process emphasizes companies with understandable business models, good franchises, accelerating sales and margins, and healthy balance sheets, ideally seeking companies that can grow earnings in multiple ways. Analysts regularly interact with management and other companies in the supply chain. Frontier has managed a portion of the fund since 2008.

Jennison. Founded in 1969, Jennison is an indirect, wholly owned subsidiary of Prudential Financial, Inc. The firm currently oversees a wide range of equity and fixed income strategies. The investment team at Jennison uses internal fundamental research and a highly interactive bottom-up stock selection process to identify companies that exhibit above-average growth in units, revenues, earnings, and cash flows. When evaluating a company for purchase or sale, the analysis focuses on the duration of the growth opportunity and seeks to capture inflection points in the company’s growth. Jennison has managed a portion of the fund since 2007.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The investment team at Wellington Management seeks to create a portfolio with balanced exposure to growth, quality, and valuation in an attempt to deliver consistent results over time. Bottom-up fundamental research focuses on large- and mid-capitalization companies with a proven record of sales and earnings growth, profitability, and cash-flow generation. This research seeks to incorporate multiple projections of future revenue and cash flow growth to avoid overreliance on any single data point. Wellington Management has advised the fund since 1968.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1993.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense rates were also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory expenses.

The board did not consider the profitability of Frontier, Jennison, and Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Frontier, Jennison, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase. The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017),

Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior ManagementTeam
Mortimer J. Buckley John James Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q262 052017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments. Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MORGAN GROWTH FUND

BY:	/s/ F. WILLIAM MCNABB III* F. WILLIAM MCNABB III CHIEF EXECUTIVE OFFICER

Date: May 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MORGAN GROWTH FUND

BY:	/s/ F. WILLIAM MCNABB III* F. WILLIAM MCNABB III CHIEF EXECUTIVE OFFICER

Date: May 18, 2017

VANGUARD MORGAN GROWTH FUND

BY:	/s/ THOMAS J. HIGGINS* THOMAS J. HIGGINS CHIEF FINANCIAL OFFICER

Date: May 18, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number 33-
32548, Incorporated by Reference.